                                  EXHIBIT 10.4

                                 FIRST AMENDMENT

                                       to

                                 LOAN AGREEMENT

      This FIRST AMENDMENT (this "Amendment"), dated as of 15 August 1998 by and among (a) GfE Gesellschaft fur Elektrometallurgie mit beschrankter Haftung, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE Holding Company"), GfE Umwelttechnik GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE UT") GfE Gie(beta)erei- und Stahlwerksbedarf GmbH, a German corporation having its principal place of business at KreuzStra(beta)e 34, 40210 Dusseldorf ("GfE G&S"), GfE Metalle und Materialien GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE M&M"), KERAMED Medizintechnik GmbH, a German corporation having its principal place of business at An den Trillers Buschen 2, 07646 Morsdorf/Thuringen ("KERAMED"), and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the ("Borrowers"), and (b) BankBoston, N.A., London Branch (the "Bank") is an amendment of the Loan Agreement dated 22 July 1998 by and among the Borrowers and the Bank (as so amended, the "Loan Agreement").

      WHEREAS, the Borrowers have requested, and the Bank has agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Loan Agreement as specifically set forth in this Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Defined Terms. Capitalised terms used herein without definition and defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

      ss.2. Amendment to Loan Agreement. The parties hereby agree to amend ss.9.2(a) of the Loan Agreement, to be effective on the Effective Date (as defined in ss.6 hereof), by deleting ss.9.2(a)(ix) in its entirety and substituting therefor the following:

                  "(ix) long-term Indebtedness to IKB Deutsche Industriebank which does not exceed DM 10,000,000 in cumulative aggregate amount and refinancings thereof which do not exceed the amount refinanced provided that such Indebtedness is secured only by the fixed assets of the Borrowers,".

      ss.3. Waivers, Ratifications, Etc.

      (a) Nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

      (b) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

      (c) GfE Holding Company, as Guarantor under and as defined in the Holding Guarantee, hereby (a) consents for all purposes to the amendment of the Loan Agreement as provided herein, (b) consents to the waiver provided by the Bank contained herein, (c) confirms that all obligations of the Guarantor under the Holding Guarantee includes all of the indebtedness, obligations and liabilities under the Loan Agreement, as the same may be further amended, varied, substituted, supplemented, restated or novated and in effect from time to time, and (d) acknowledges that all references to the "Loan Agreement" in the Holding Guarantee shall refer to the Loan Agreement as amended by this Amendment.

      ss.4. Representations and Warranties. Each of the Borrowers hereby represents and warrants (as a Zusicherung im Wege eines Garantieversprechens) to the Bank as follows:

      (a) The execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations and agreements under the Loan Agreement as amended and confirmed hereby, are within the corporate authority of such Borrower, have been authorised by all necessary corporate proceedings on behalf of each of them, and do not contravene any provision of law or the charter, other incorporation papers, by-laws or any stock provision or any amendment thereof to which any of them are a party or of any indenture, agreement, instrument or undertaking binding upon any or all of them.

      (b) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the relevant parties thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

      (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

      (d) The representations and warranties contained in ss.7 of the Loan Agreement were correct at and as of the date made and are correct as of the date hereof except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Loan Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and except to the extent that such representations and warranties relate expressly to an earlier date; provided that all references therein to the Loan Agreement shall refer to such Loan Agreement as amended hereby.

      (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

      ss.5. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

      (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

      (b) Delivery. The Borrowers and the Bank shall have executed and delivered this Amendment and all other documents (in form and substance satisfactory to the Bank in its sole discretion) contemplated thereby and incident thereto.

      (c) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Bank, and the Bank shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

      ss.6. Effective Date. The provisions of this Amendment shall become effective as of the date (the "Effective Date") which is the later of the date hereof and the date when the last of the conditions set out in ss.5 has been satisfied.

      ss.7. Miscellaneous Provisions.

      (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument, and that all references in the Loan Agreement or any of the other Loan Documents to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.

      (b) This Amendment is a contract under the laws of the Federal Republic of Germany and shall be construed in accordance therewith and governed thereby.

      (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

AS WITNESS the hands of the authorized signatories of the parties hereto the day and year first above written.

SIGNED by for and on behalf of                  )
GfE Gesellschaft fur Elektrometallurgie         ) /s/ Authorized Signatory
mit beschrankter Haftung in the presence of:-   )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
GfE Umwelttechnik GmbH                     ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
GfE Gie(beta)erei- und Stahlwerksbedarf GmbH    ) /s/ Authorized Signatory
 in the presence of:-                           )

Witness Signature:

Name:

Address:

Occupation:

                              All above signatures of the Managing Directors are witnessed by:


                              /s/ Susanne Kramm
                              __________________________________________________
                              Susanne Kramm, Sudetenstr. 2c, D-90614 Neuhof Secretary

SIGNED by for and on behalf of             )
GfE Metalle und Materialien GmbH           ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
KERAMED Medizintechnik GmbH                ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
BankBoston, N.A., London Branch            ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

                              All above signatures of the Managing Directors are witnessed by:


                              /s/ Susanne Kramm
                              __________________________________________________
                              Susanne Kramm, Sudetenstr. 2c, D-90614 Neuhof Secretary

                                SECOND AMENDMENT

                                       to

                                 LOAN AGREEMENT

      This SECOND AMENDMENT (this "Amendment"), dated as of 16th November 1998 by and among (a) GfE Gesellschaft fur Elektrometallurgie mit beschrankter Haftung, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE Holding Company"), GfE Umwelttechnik GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg, ("GfE UT"), GfE Gie(beta)erei- und Stahlwerksbedarf GmbH, a German corporation having its principal place of business at KreuzStra(beta)e 45, 40210 Dusseldorf ("GfE G&S"), GfE Metalle und Materialien GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE M&M"), KERAMED Medizintechnik GmbH, a German corporation having its principal place of business at An den Trillers Buschen 2, 07646 Morsdorf/Thuringen ("KERAMED", and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the "Borrowers"), and (b) BankBoston, N.A., London Branch (the "Bank") is an amendment of the Loan Agreement dated 22 July 1998 by among the Borrowers and the Bank (as so amended, the "Loan Agreement").

      WHEREAS, the Borrowers have requested, and the Bank has agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Loan Agreement as specifically set forth in this Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Defined Terms. Capitalized terms used herein without definition and defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

      ss.2. Amendments to Loan Agreement. The parties hereby agree to amend the Loan Agreement, to be effective on the Effective Date (as defined in ss.6 hereof), as follows:

      (a) ss.7(o) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(o) Schedule 7(o) sets forth the account numbers and location of all bank accounts of such Borrower and each of its Subsidiaries (excluding the bank account maintained by GfE Holding Company with Bank Mendes and subject to the ISO Agreement (as such terms are defined in ss.9.2(a)(xii)))."

      (b) ss.9.2(a) of the Loan Agreement is hereby amended as follows:

            (i) by deleting the word "and" from the end of ss.9.2(a)(x);

            (ii) by inserting at the end of ss.9.2(a)(xi) the word "and"; and

            (iii) by inserting at the end of ss.9.2(a) the following:

                  "(xii) unsecured Indebtedness owed (A) by any Borrower to
            Metallurg, Inc., and (B) by GfE Holding Company to Bank Mendes Gans N.V. ("Bank Mendes") in respect of its borrowings under that certain Interest Set-Off Agreement with Bank Mendes dated 30

            September 1998 in the form delivered to the Bank prior to the Effective Date (the "ISO Agreement") provided that all such Indebtedness permitted under this ss.9.2(a)(xii) does not exceed at any time the Deutschemark Equivalent of $16,500,000 in cumulative aggregate amount;"

      ss.3. Waivers, Ratifications, Etc.

      (a) Nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

      (b) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

      (c) GfE Holding Company, as Guarantor under and as defined in the Holding Guarantee, hereby (i) consents for all purposes to the amendment of the Loan Agreement as provided herein, (ii) consents to the waiver provided by the Bank contained herein, (iii) confirms that all obligations of the Guarantor under the Holding Guarantee includes all of the indebtedness, obligations and liabilities under the Loan Agreement, as the same may be further amended, varied, substituted, supplemented, restated or novated and in effect from time to time, and (iv) acknowledges that all references to the "Loan Agreement" in the Holding Guarantee shall refer to the Loan Agreement as amended by this Amendment.

      ss.4. Representations and Warranties. Each of the Borrowers hereby represents and warrants (as a Zusicherung im Wege eines Garantieversprechens) to the Bank as follows:

      (a) The execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations and agreements under the Loan Agreement as amended and confirmed hereby, are within the corporate authority of such Borrower, have been authorised by all necessary corporate proceedings on behalf of each of them, and do not contravene any provision of law or the charter, other incorporation papers, by-laws or any stock provision or any amendment thereof to which any of them are a party or of any indenture, agreement, instrument or undertaking binding upon any or all of them.

      (b) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the relevant parties thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

      (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

      (d) The representations and warranties contained in ss.7 of the Loan Agreement were correct at and as of the date made and are correct as of the date hereof except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Loan Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and except to the extent that such representations and warranties relate expressly to an earlier date; provided that all references therein to the Loan Agreement shall refer to such Loan Agreement as amended hereby.

      (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

      ss.5. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

      (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

      (b) Delivery. The Borrowers and the Bank shall have executed and delivered this Amendment and all other documents (in form and substance satisfactory to the Bank in its sole discretion) contemplated thereby and incident thereto.

      (c) ISO Agreement. The Bank shall have received a fully executed copy of the ISO Agreement.

      (d) Bank Mendes Letter. GfE Holding Company shall have delivered to Bank Mendes a letter, in form and substance satisfactory to the Bank, instructing Bank Mendes, in the event it enforces its rights under the ISO Agreement, to pay to the Bank any surplus amounts in the account that GfE Holding Company has with Bank Mendes.

      (e) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Bank, and the Bank shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

      ss.6. Effective Date. The provisions of this Amendment shall become effective as of the date (the "Effective Date") which is the later of the date hereof and the date when the last of the conditions set out in ss.5 has been satisfied.

      ss.7. Miscellaneous Provisions.

      (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument, and that all references in the Loan Agreement or any of the other Loan Documents to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.

      (b) This Amendment is a contract under the laws of the Federal Republic of Germany and shall be construed in accordance therewith and governed thereby.

      (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

AS WITNESS the hands of the authorised signatories of the parties hereto the day and year first above written.

SIGNED by for and on behalf of                  )
GfE Gesellschaft fur Elektrometallurgie         ) /s/ Authorized Signatory
mit beschrankter Haftung in the presence of:-   )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
GfE Umwelttechnik GmbH                     ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
GfE Gie(beta)erei- und Stahlwerksbedarf GmbH    ) /s/ Authorized Signatory
in the presence of:-                            )

Witness Signature:

Name:

Address:

Occupation:

                              All above signatures of the Managing Directors of the borrowers are witnessed by:

                              /s/ Susanne Kramm
                              __________________________________________________
                              Susanne Kramm, Sudetenstr. 2c, D-90614 Neuhof Secretary

SIGNED by for and on behalf of             )
GfE Metalle und Materialien GmbH           ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
KERAMED Medizintechnik GmbH                ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of             )
BankBoston, N.A., London Branch            ) /s/ Authorized Signatory
in the presence of:-                       )

Witness Signature:

Name:

Address:

Occupation:

                              All above signatures of the Managing Directors of the borrowers are witnessed by:

                              /s/ Susanne Kramm
                              __________________________________________________
                              Susanne Kramm, Sudetennstr. 2c, D-90614 Neuhof Secretary

                                                                       Exhibit A

                                SECOND AMENDMENT

                                       to

                                 LOAN AGREEMENT

      This SECOND AMENDMENT (this "Amendment"), dated as of November 1998 by and among (a) GfE Gesellschaft fur Elektrometallurgie mit beschrankter Haftung, a German corporation having its principal place of business at Hofener Straae 45, 90431 N?rnberg ("GfE Holding Company"), GfE Umwelttechnik GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE UT"), GfE Gieaerei- und Stahlwerksbedarf GmbH, a German corporation having its principal place of business at KreuzStraae 34, 40210 D?sseldorf ("GfE G&S"), GfE Metalle und Matrialien GmbH, a German corporation having its principal place of business at Hofener Stra(beta)e 45, 90431 Nurnberg ("GfE M&M"), KERAMED Medizintechnik GmbH, a German corporation having its principal place of business at An den Trillers Buschen 2, 07646 Morsdorf/Thuringen ("KERAMED," and collectively with GfE Holding Company, GfE UT, GfE G&S and GfE M&M, the "Borrowers"), and (b) BankBoston, N.A., London Branch (the "Bank") is an amendment of the Loan Agreement dated 22 July 1998 by and among the Borrowers and the Bank (as so amended, the "Loan Agreement").

      WHEREAS, the Borrowers have requested, and the Bank has agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Loan Agreement as specifically set forth in this Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss. 1. Defined Terms. Capitalised terms used herein without definition and defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

      ss. 2. Amendments to Loan Agreement. The parties hereby agree to amend the Loan Agreement, to be effective on the Effective Date (as defined in ss.6 hereof), as follows:

      (a) ss.7(o) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(o) Schedule 7(o) sets forth the account numbers and location of all bank accounts of such Borrower and each of its Subsidiaries (excluding the bank account maintained by GfE Holding Company with Bank Mendes and subject to the ISO Agreement (as such terms are defined in ss.9.2(a)(xii)))."

      (b) ss.9.2(a) of the Loan Agreement is hereby amended as follows:

            (i) by deleting the word "and" from the end of ss.9.2(a)(x);

            (ii) by inserting at the end of ss.9.2(a)(xi) the word "and"; and

            (iii) by inserting at the end of ss.9.2(a) the following:

                  "(xii) unsecured Indebtedness owed (A) by any Borrower to
            Metallurg, Inc., and (B) by GfE Holding Company to Bank Mendes Gans N.V. ("Bank Mendes") in respect of its borrowings under that certain Interest Set-Off Agreement with Bank Mendes dated 30 September 1998 in the form delivered to the Bank prior to the Effective Date (the "ISO Agreement") provided that all such Indebtedness permitted under this ss.9.2(a)(xii) does not exceed at any time the Deutschemark Equivalent of $16,500,000 in cumulative aggregate amount;"

      ss. 3. Waivers, Ratifications, Etc.

      (a) Nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Bank consequent thereon.

      (b) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

      (c) GfE Holding Company, as Guarantor under and as defined in the Holding guarantee, hereby (i) consents for all purposes to the amendment of the Loan Agreement as provided herein, (ii) consents to the waiver provided by the Bank contained herein, (iii) confirms that all obligations of the Guarantor under the Holding Guarantee includes all of the indebtedness, obligations and liabilities under the Loan agreement, as the same may be further amended, varied, substituted, supplemented, restated or novated and in effect from time to time, and (iv) acknowledges that all references to the "Loan Agreement" in the Holding Guarantee shall refer to the Loan Agreement as amended by this Amendment.

      ss. 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants (as a Zusicherung im Wege eines Garantieversprechens) to the Bank as follows:

      (a) The execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations and agreements under the Loan Agreement as amended and confirmed hereby, are within the corporate authority of such Borrower, have been authorised by all necessary corporate proceedings on behalf of each of them, and do not contravene any provision of law or the charter, other incorporation papers, by-laws or any stock provision or any amendment thereof to which any of them are a party or of any indenture, agreement, instrument or undertaking binding upon any or all of them

      (b) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the relevant parties thereto, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganisation, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

      (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

      (d) The representations and warranties contained in ss.7 of the Loan Agreement were correct at and as of the date made and are correct as of the date hereof except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Loan Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and except to the extent that such representations and warranties relate expressly to an earlier date; provided that all references therein to the Loan Agreement shall refer to such Loan Agreement as amended hereby.

      (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

      ss. 5. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

      (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

      (b) Delivery. The Borrowers and the Bank shall have executed and delivered this Amendment and all other documents (in form and substance satisfactory to the Bank in its sole discretion) contemplated thereby and incident thereto.

      (c) ISO Agreement. The Bank shall have received a fully executed copy of the ISO Agreement.

      (d) Bank Mendes Letter. GfE Holding Company shall have delivered to Bank Mendes a letter, in form and substance satisfactory to the Bank, instructing Bank Mendes, in the event it enforces its rights under the ISO Agreement, to pay to the Bank any surplus amounts in the account that GfE Holding Company has with Bank Mendes.

      (e) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Bank, and the Bank shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

      ss. 6. Effective Date. The provisions of this Amendment shall become effective as of the date (the "Effective Date") which is the later of the date hereof and the date when the last of the conditions set out in ss.5 has been satisfied.

      ss. 7. Miscellaneous Provisions.

      (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument, and that all references in the Loan Agreement or any of the other Loan Documents to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.

      (b) This Amendment is a contract under the laws of the Federal Republic of Germany and shall be construed in accordance therewith and governed thereby.

      (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

      AS WITNESS the hands of the authorised signatories of the parties hereto the day and year first above written.

SIGNED by for and on behalf of                        )
GfE Gesellschaft fur Elektrometallurgie               ) /s/ Authorized Signatory
mit beschrankter Haftung in the presence of:-         )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
GfE Umwelttechnik GmbH                          ) /s/ Authorized Signatory
in the presence of:-                            )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                       )
GfE Gie(beta)erei- und Stahlwerksbedarf GmbH         ) /s/ Authorized Signatory
in the presence of:-                                 )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
GfE Metalle und Materialien GmbH                ) /s/ Authorized Signatory
in the presence of:-                            )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
KERAMED Medizintechnik GmbH                     ) /s/ Authorized Signatory
in the presence of:-                            )

Witness Signature:

Name:

Address:

Occupation:

SIGNED by for and on behalf of                  )
BankBoston, N.A., London Branch                 ) /s/ Authorized Signatory
in the presence of:-                            )

Witness Signature:

Name:

Address:

Occupation: